SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 17, 2007

4309, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-51884
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

3707 East Southern Ave., Suite 1015, Box 1080
 Mesa, AZ 85206
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-246-8030
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02.  Election of Directors.

On August 17, 2007, Mr. Paul D. Poetter resigned as the Company’s Secretary.  Mr. Poetter will remain President, Assistant Secretary, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors.  On August 17, 2007, the Board of Directors elected Mr. Richard Savchenko as the Company’s Vice President, and Secretary.

Mr. Richard Savchenko
Vice President and Secretary

Prior to joining 4309, Inc., Mr. Richard V. Savchenkoretired after 28 years with Marathon Oil Company of Texas City, Texas in 1996.  Prior to that, he had served six years in the United States Navy, with two tours in Vietnam.  Mr. Savchenko was first employed by Marathon Oil as a field hand and he work his way up the ladder to retire as Chief Operator.  Since his retirement, he has had the opportunity to work on the design and development of several large public works projects with Mr. Paul D. Poetter and others.   Mr. Savchenko is accredited in oil refinery management and maintenance, including chemical and steam engineering, as they relate to oil refining operations, by Texas A & M University, and accredited in refinery and oil field fire resolution by Texas A & M University, under the direction of the United States Navy Dept.

No transactions have occurred in the last two years to which the Company was a party in which either Mr. Savchenko has had or is to have a direct or indirect material interest.  Mr. Savchenko does not have an employment agreement with the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

4309, Inc.

By:	/s/ Paul D. Poetter
Paul D. Poetter President

Dated: August 23, 2007